SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              _____________________

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):  August 17, 1997

                             GOLDEN STATE BANCORP INC.
              (Exact name of registrant as specified in its charter)

              Delaware               333-28037           95-4642135
      (State of Incorporation)   (Commission File      (IRS Employer
                                  Number)              Identification
                                                       Number)

       414 North Central Avenue
         Glendale, California                               91203
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (818) 500-2000







         Item 5.   Other Events.

                   On August 17, 1997, Golden State Bancorp, Inc. ("Golden State") entered into an Agreement and Plan of Merger (the "Merger Agreement") with CEN-
         FED Financial Corporation, a Delaware corporation ("CENFED"), pursuant to which Golden State will acquire CENFED through the merger of a wholly-owned subsidiary of Golden State with CENFED (the "Merger"). As a result of the Merger, each out-standing share of CENFED's common stock, par value $.01 per share ("CENFED Common Stock"), will be converted into the right to receive 1.2 shares of common stock of Golden State, par value $1.00 per share ("Registrant Common Stock"). The Merger is conditioned upon, among other things, the receipt of all necessary regulatory approvals, the adoption and approval of the Merger Agreement by stockholders of CENFED and certain other customary conditions. The Merger is expected to be com-pleted in the first quarter of calendar 1998. The Merger Agreement is attached as Exhibit 2.1 hereto and is hereby in-corporated herein by reference.

                   As a condition to entering into the Merger Agreement, on August 17, 1997, Golden State and CENFED entered into a Stock Option Agreement (the "Stock Option Agreement") between CENFED, as issuer, and Golden State, as grantee, pursuant to which CENFED granted to Golden State the right, upon the terms and subject to the conditions set forth therein, to purchase up to 19.9% of the outstanding shares of CENFED Common Stock at a price of $34.00 per share. The Stock Option Agreement is at-tached as Exhibit 99.1 hereto, and is hereby incorporated herein by reference.

                   On August 18, 1997, Golden State and CENFED issued a press release and held a conference call with financial ana-lysts relating to the Merger Agreement and the related transac-tions. A copy of the press release is attached as Exhibit 99.2 hereto and a copy of the written presentation made to the fi-nancial analysts is attached as Exhibit 99.3 hereto, and each is hereby incorporated herein by reference.








         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                   The following exhibits are filed as part of this re port:

         2.1 Agreement and Plan of Merger, dated as of August 17, 1997, by and between Golden State and CENFED Finan-cial Corporation.

         99.1 Stock Option Agreement, dated as of August 17, 1997, by and between CENFED Financial Corporation, as is-suer, and Golden State, as grantee.

         99.2      Press release, dated August 18, 1997.

         99.3      Analyst presentation, dated August 18, 1997.


































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                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Golden State has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  August 25, 1997

                                      GOLDEN STATE BANCORP INC.



                                      By:/s/ John E. Haynes
                                        Name: John E. Haynes
                                        Title: Chief Financial Officer

































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                                 EXHIBIT INDEX

         Exhibit
         Number              Description

         2.1 Agreement and Plan of Merger, dated as of August 17, 1997, by and between the Golden State and CENFED Financial Corporation.

         99.1 Stock Option Agreement, dated as of Au-gust 17, 1997, by and between CENFED Fi-nancial Corporation, as issuer, and Gol-den State, as grantee.

         99.2                Press release, dated August 18, 1997.

         99.3                Analyst presentation, dated August 18,
                             1997.


































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